EXHIBIT 99.2

 Corporate Update & Strategic Plan  Daniel J. Abdun-NabiPresident and CEO  J.P. Morgan Healthcare ConferenceJanuary 11, 2016

 Forward-Looking Statements / Non-GAAP Financial Measures  Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including, without limitation, our financial guidance, and any other statements containing the words "believes", "expects", "anticipates", "intends", "plans", "forecasts", "estimates" and similar expressions in conjunction with, among other things, the planned spin-off of our biosciences business, discussions of financial performance or financial condition, growth strategy, product sales, manufacturing capabilities, product development, regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.There are a number of important factors that could cause the Company's actual results to differ materially from those indicated by such forward-looking statements, including whether the planned spin-off of the biosciences business is completed, as expected or at all, and the timing of any such spin-off; whether the conditions to the spin-off can be satisfied; whether the operational, marketing and strategic benefits of the spin-off can be achieved; whether the costs and expenses of the spin-off can be controlled within expectations; appropriations for BioThrax procurement; our ability to obtain new BioThrax sales contracts or modifications to existing contracts; our plans to pursue label expansions and improvements for BioThrax; availability of funding for our US government grants and contracts; our ability to identify and acquire or in-license products or late-stage product candidates that satisfy our selection criteria; whether anticipated synergies and benefits from an acquisition or in-license are realized within expected time periods or at all; our ability to enter into and maintain selective collaboration arrangements; the timing of and our ability to achieve milestones in out-license and collaboration contracts; our ability to expand our manufacturing facilities and capabilities; our ability and the ability of our contractors and suppliers to maintain compliance with cGMP and other regulatory obligations; the results of regulatory inspections; our ability to meet operating and financial restrictions placed on us and our subsidiaries that are contained in our senior credit facility; the rate and degree of market acceptance and clinical utility of our products; the success of our ongoing and planned development programs; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements.Non-GAAP Financial Measures This presentation contains two financial measures (Adjusted Net Income and EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) that are considered “non-GAAP” financial measures under applicable Securities & Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. Adjusted Net Income adjusts for specified items that can be highly variable or difficult to predict, or reflect the non-cash impact of charges resulting from purchase accounting. EBITDA reflects net income excluding the impact of depreciation, amortization, interest expense and provision for income taxes. The Company views these non-GAAP financial measures as a means to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting the Company’s business.The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. Please view the appendix at the end of this presentation for non-GAAP reconciliation tables.

Agenda

emergent biosolutions

Growth
2015 Goals & Accomplishments 2012-2015 Growth Plan

Pure Play
Biosciences Spin-off Enables Refocus on Public Health Threats

Markets
Public Health Threats Market Potential

Next 5
2016-2020 Growth Plan

3

 Growth  2015 Year-in-Review & 2012-2015 Growth Plan PerformanceGoals and Accomplishments

2015 Goal Recap

Growth

Financial

- ☑ Total revenue: **$520 to $525M** *Guidance was $520 to $540M*
- ☑ Net income: **$60 to $64M** (GAAP) *Guidance was $50 to $60M*
  $73 to $77M (Adjusted) *Guidance was $60 to $70M*

Operational

- ☑ Secure BioThrax® PEP approval
- ☑ Secure Anthrasil™ approval
- ☑ Initiate Phase 1 trial of MOR209/ES414
- ☑ Launch IXINITY™
- ☐ Finalize sBLA submission for Building 55

M&A

- ☐ Complete additional strategic acquisition(s) that align with our core competencies and support our growth plan

Key 2015 Accomplishments

- Launched 2 new products *(IXINITY, Emergard™)*
- Achieved 3 FDA approvals *(IXINITY, Anthrasil, BioThrax PEP)*
- Secured $96M in new multi-year C&G Funding *(VIGIV, Anthrasil, Ebola)*
- Announced plan to spin-off Biosciences business in 2016
- EBITDA of $130 to $134M

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Disclaimer: The guidance in this presentation is only effective as of the date it was originally provided, January 11, 2016. Please see the appendix for non-GAAP reconciliation tables.

5

2012-2015 Growth Plan: Roadmap Recap

Growth

2012

STRATEGY
- Biodefense market expansion
- Specialty market diversification

Steady Growth

COMPETENCIES
- Leadership in biodefense
- Track record of value-added acquisitions
- Expertise in biologics
- Government and NGO partnering experience

OBJECTIVES
- Drive organic revenue growth
- Acquire revenue generating assets
- Focus R&D on externally funded programs
- Build Biosciences Division into profitable business

2015

GOALS
- Products & Services Revenue of >$500M
- 3 Marketed Products
- 3 Year NI CAGR >15%

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 2012-2015 Growth Plan: Goals & Accomplishments  Goal 1  FY15 Product & ServiceRevenue of >$500M  Goal 2  Minimum of 3 RevenueGenerating Products  Goal 3  ($ Millions)    ProductsServices/CMO    Contract &Grant  ($ Millions)  CAGRvs 2012  38%  Goal  Goal  Goal  1 Assumes mid-point of range of estimated CY2015 financial results.   Disclaimer: The guidance in this presentation is only effective as of the date it was originally provided, January 11, 2016.   1   Growth  3-Year Net Income CAGR >15%  1

 Growth  2012-2015 Financial Growth  EBITDA  ($ Millions)  1 Assumes mid-point of range of estimated CY2015 financial results.   1   ($ Millions)  1   Cash  CAGR vs 2012:  40%  Disclaimer: The guidance in this presentation is only effective as of the date it was originally provided, January 11, 2016. Please see the appendix for non-GAAP reconciliation tables.

 Biosciences Business Spin-offEmergent’s Renewed Focus on Public Health Threats  Pure Play

 Biosciences Business Spin-off  Announced in August 2015Pursuing a tax-free spin-off of the company’s Biosciences business into a separate, stand-alone publicly-traded company, “Aptevo Therapeutics” Spin designed to create opportunities in distinct markets and generate long-term value for shareholdersTimeline: Aug 2015 announced plan to spin off Biosciences business Dec 2015 announced Aptevo Therapeutics’ Board of Directors Jan 2016 Received favorable Private Letter Ruling from the IRS1Q 2016 Selection of Aptevo Therapeutics' Senior Mgt Team1Q 2016 Filing of registration statement with the SECMid-2016 Final Approval by Emergent’s Board of DirectorsMid-2016 Distribution of Aptevo Shares to Emergent Stockholders  Pure Play

Emergent as a Pure Play Company

Pure Play

We are a global specialty life sciences company focused on providing specialty products for civilian and military populations that address public health threats



Renewed Focus on our Core Business

- Expand in Public Health Threat Markets
- Target Specific Opportunities
- Accelerate Financial Growth

C B R N E health threats

CHEMICAL: Nerve agents, cyanide, chlorine, toxic industrial chemicals

BIOLOGICAL: Anthrax, smallpox, botulism, and other category A threats

RADIOLOGICAL/NUCLEAR: Nuclear and radiological agents

EXPLOSIVE: Trauma, burn and wound care

E I D *(Emerging Infectious Diseases)*

Pandemic influenza, Ebola, Dengue, gram negative organisms, multi-drug resistant pathogens

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                 Company Profiles Post Spin-off  Products:  4 Marketed Products  Services:  None  Pipeline:  2 Clinical, Multiple Pre-clin  Platforms & Technologies:  1: ADAPTIR™  Employees:  ~130  Sites:  2 Domestic  Focus:  Immuno-Oncology  6 Marketed Products  CMO: Bulk, Fill, Finish  4 Clinical Candidates, Multiple Pre-clinical Candidates  4: Hyperimmunes | Emergard™ | Anti-bacterials | Anti-virals   ~1200  11 Worldwide  Public Health Threats (CBRNE & Emerging Infectious Diseases)  Pure Play

Product Portfolio and Manufacturing Capabilities

Pure Play

MARKETED PRODUCTS



BioThrax® Anthrasil BAT® VIGIV RSDL Emergard[1]

MANUFACTURING CAPABILITIES

- Center for Innovation in Advanced Development and Manufacturing (CIADM)
  - "Surge Capacity" for biologics-based MCMs supporting rapid scale-up
- Contract manufacturing services
  - Bulk, Fill, Finish

5 North American Sites:



Lansing Bayview Winnipeg Camden Hattiesburg

CLINICAL PIPELINE

NuThrax™
PHASE 2
(Anthrax Vaccine Adsorbed with CPG 7909 Adjuvant)

PreviThrax™
PHASE 2
(Recombinant Protective Antigen Anthrax Vaccine, Purified)

VAX161C
PHASE 1
(Pandemic influenza vaccine licensed from VaxInnate)

UV-4B
PHASE 1
(Anti-viral compound for Dengue Fever)

emergent biosolutions

[1] *Emergard is not FDA approved or marketed in the U.S.*

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 Assessing the Public Health Threats MarketNatural, Accidental & Intentional  Market

U.S. Government Biodefense Market

Market

$5.9B **U.S. Government's average annual funding for biodefense (2010-2014)[1]**

Funding targeted to improve biodefense preparedness in:

- Medical countermeasures
- Environmental detection
- Surface decontamination
- Diagnostics



U.S. Government Agencies involved:

DEPARTMENT OF DEFENSE · U.S. DEPARTMENT OF HOMELAND SECURITY · DEPARTMENT OF HEALTH & HUMAN SERVICES USA · CDC · BARDA · PHEMCE · NIH

1 *"Federal Agency Biodefense Funding, FY2013-FY2014" Sell and Watson, Biosecurity and Bioterrorism Vol 11, Num 3, 2013*

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Opportunities for Expanding Growth

Market



International Markets

- Promote and expand sales outside of the United States
- Target customers & partners
  - Allied foreign governments (Ministries of Health and Defense)
  - NATO, WHO and other alliances
  - Gates Foundation, Wellcome Trust and other global health organizations

Dual Use Products: Government and Commercial Markets

- Emerging infectious diseases
- Broad spectrum anti-infectives (antibiotics and antivirals)
- Trauma, burn and wound care

Platforms & Technologies

- Hyperimmune polyclonal therapies
- Emergard
- Anti-infectives

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 2016-2020 Corporate Growth PlanRoadmap & Goals  Next 5

2016-2020 Growth Plan: Roadmap

Next 5

STRATEGY

- Expand Leadership Positions
- Develop Innovative Products
- Grow Through Acquisitions
- Deliver Attractive Net Income Growth

COMPETENCIES

- Government Relations & Contracting
- Medical Countermeasure Development
- Quality Manufacturing
- Business & Product Acquisitions
- Financial Discipline




2020
GOALS

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2020 Strategic Goals

Next 5

REVENUE

$1B Annual;
>10% ex-US

TARGETED DEVELOPMENT

6 Products in Clinical or Advanced Development;
3 dual use

NET INCOME CAGR (2016-2020)

>20%

Drivers of Revenue Growth

- Existing products / services
- New product launches
- Product and business acquisitions

Position for Future Growth

- Advance existing portfolio
- Leverage platforms and technologies
- Focus on externally funded programs

Exercise Financial Discipline

- Net R&D spend < 15% of revenue
- SG&A spend < 25% of revenue
- EBITDA in excess of $350M

emergent biosolutions

Disclaimer: The guidance in this presentation is only effective as of the date it was originally provided, January 11, 2016. Please see the appendix for non-GAAP reconciliation tables.

19

2016 Goals  FinancialTotal revenue: $600 to $630M (Including $305 to $320M of BioThrax product sales)Net income: $75 to $85M (GAAP) $90 to $100M (Adjusted)EBITDA: $150 to $160MOperationalComplete spin-off of Aptevo TherapeuticsObtain FDA licensure of Building 55Secure multi-year, follow-on BioThrax contract with CDC Complete additional strategic acquisition(s) that align with our core competencies and support our growth plan  Disclaimer: The guidance in this presentation is only effective as of the date it was originally provided, January 11, 2016. Please see the appendix for non-GAAP reconciliation tables.

 Our Vision

 APPENDIX  Non-GAAP Reconciliations

 Non-GAAP Reconciliation  This presentation contains two financial measures (Adjusted Net Income and EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) that are considered “non-GAAP” financial measures under applicable Securities & Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. Adjusted Net Income adjusts for specified items that can be highly variable or difficult to predict, or reflect the non-cash impact of charges resulting from purchase accounting. EBITDA reflects net income excluding the impact of depreciation, amortization, interest expense and provision for income taxes. The Company views these non-GAAP financial measures as a means to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting the Company’s business.The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety.

 Reconciliation of GAAP Net Income to Adjusted Net Income  Disclaimer: The guidance in this presentation is only effective as of the date it was originally provided, January 11, 2016.   (in millions)  Financial Results for the Years Ended December 31,              2016 (Forecast)  2015(Estimated)  2014  2013  2012  Source  GAAP Net Income  $75.0 to$85.0  $60.0 to$64.0  $36.7  $31.1  $23.5  NA  Adjustments:              Acquisition-related costs (transaction & integration)  9.0  6.0  8.1  4.6  0.7  SG&A  Non-cash amortization charges  10.0  11.0  9.5  2.0  --  COGS, SG&A, Other Income  Write-off of syndicated loans  --  --  1.8  --  --  Other Income  Impact of purchase accounting on inventory step-up  2.0  1.0  3.0  --  --  COGS  Restructuring and other  --  1.0  2.6  2.8  --  SG&A  Non-cash impairment charge  --  --  --  --  9.6  IPR&D  Tax effect  (6.0)  (6.0)  (7.5)  (2.8)  (3.6)  NA  Total Adjustments  15.0  13.0  17.5  6.6  6.7  NA  Adjusted Net Income  $90.0 to$100.0  $73.0 to$77.0  $54.2  $37.7  $30.2  NA

 Reconciliation of GAAP Net Income to EBITDA  Disclaimer: The guidance in this presentation is only effective as of the date it was originally provided, January 11, 2016.   (in millions)  Financial Results for the Years Ended December 31,              2016 (Forecast)  2015(Estimated)  2014  2013  2012  Source  GAAP Net Income  $75.0 to$85.0  $60.0 to$64.0  $36.7  $31.1  $23.5  NA  Adjustments:              + Depreciation & Amortization  37.0  36.0  31.0  19.0  11.2  COGS, SG&A, R&D  + Provision For Income Taxes  32.0  27.0  16.3  13.1  13.9  Income Taxes  + Total Interest Expense  6.0  7.0  8.2  --  --  Other Income  Total Adjustments  75.0  70.0  55.5  32.1  25.1  NA  EBITDA  $150.0 to$160.0  $130.0 to$134.0  $92.2  $63.2  $48.6  NA